Exhibit 10.2

SECOND AMENDMENT TO TERM LOAN AGREEMENT

THIS SECOND    AMENDMENT    TO    TERM    LOAN    AGREEMENT    (this
“Amendment”), effective as of May 21, 2013, by and among FURNITURE BRANDS INTERNATIONAL,    INC.,    a    Delaware    corporation    (the    “Company”),    BROYHILL FURNITURE INDUSTRIES, INC., a North Carolina corporation (“Broyhill Furniture”), HDM FURNITURE INDUSTRIES, INC., a Delaware corporation (“HDM Furniture”), LANE FURNITURE INDUSTRIES, INC., a Mississippi corporation (“Lane Furniture”), MAITLAND- SMITH FURNITURE INDUSTRIES, INC., a Delaware corporation (“Maitland Furniture”), THOMASVILLE FURNITURE INDUSTRIES, INC., a Delaware corporation (“Thomasville Furniture”; together with the Company, Broyhill Furniture, HDM Furniture, Lane Furniture, Maitland Furniture and Thomasville Furniture are sometimes referred to herein collectively as “Borrowers” and individually as a “Borrower”), the other Credit Parties party hereto, NEXBANK SSB, as administrative agent and collateral agent for the Term Lenders (in such capacities, “Agent”), and the other Term Lenders party hereto.

W I T N E S S E T H:

WHEREAS, Borrowers, the other Credit Parties signatory thereto, the lenders party thereto from time to time (the “Term Lenders”), the other agents party thereto and Agent are parties to that certain Term Loan Agreement, dated as of September 25, 2012 (as amended by that certain First Amendment to Term Loan and Consent, dated as of February 6, 2013, among the Borrowers, the other Credit Parties party thereto and the Agent, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Borrowers and the other Credit Parties have requested that the Term Lenders amend certain terms of the Credit Agreement; and

WHEREAS, Agent and the Term Lenders have agreed to the requested amendment on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that all capitalized terms not otherwise defined herein (including the recitals and preamble hereof) shall have the respective meanings ascribed to such terms in the Credit Agreement, after giving effect to this Amendment, and further agree as follows:

1.    Amendments to the Credit Agreement.

(a)    Section 1.6(b)(B) of the Credit Agreement, “Asset Dispositions; Events of Loss”, is hereby amended and modified by inserting the following immediately before clause (v) therein: “(u) any Net Proceeds received by the Borrowers in respect of the Notes during any Fiscal Quarter shall not be required to be delivered to the Agent promptly upon receipt and shall instead be held by the Borrowers and delivered to the Agent as a prepayment of the Term Loan on the last Business Day of the Fiscal Quarter during which such Net Proceeds were received by the Borrowers”.

(b)    Section 4.3 of the Credit Agreement, “Notices”, is hereby amended and modified by (i) deleting the word “and” from the end of Section 4.3(l), (ii) deleting the period from the end of Section 4.3(m), (iii) inserting “; and” at the end of Section 4.3(m) and (iv) inserting the following new subsection (n) immediately following Section 4.3(m):

“(n)    notice of cancellation of any insurance policy received from a lender under any insurance premium financing arrangements.”

(c)    Section 5.1 of the Credit Agreement, “Limitation on Liens”, is hereby amended and modified by (i) deleting “and” from the end of Section 5.1(m), (ii) inserting “and” at the end of Section 5.1(n) and (iii) inserting the following new subsection (o) immediately following Section 5.1(n):

“(o) Liens securing insurance premium financing arrangements in the Ordinary Course of Business and permitted by Section 5.5(l), provided that such Liens are limited to (i) the applicable unearned insurance premiums under the insurance policy related to such insurance premium financing arrangement and (ii) all money that is or may be due to a Credit Party or any of their Subsidiaries because of a loss under any such policy that reduces the unearned premiums (subject to the interest of any applicable mortgagee or loss payee).”

(d)    Section 5.5 of the Credit Agreement, “Limitation on Indebtedness”, is hereby amended and modified by (i) deleting “and” from the end of Section 5.5(j), (ii) replacing the “.” at the end of Section 5.5(k) with “; and” and (iii) inserting the following new subsection
(l) immediately following Section 5.5(k):

“(l) Indebtedness consisting of the financing of insurance premiums in respect of director and officer, crime and fiduciary insurance policies financed in the Ordinary Course of Business.”

2.    No Other Consents or Amendments. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent and the Term Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Credit Party hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or any other Loan Document or a course of dealing between Borrowers and the other Credit Parties, on the one hand, and the Term Lenders, on the other hand, at variance with the Credit Agreement or any other Loan Document such as to require further notice by the Term Lenders to Borrowers or such Credit Parties to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. Each Borrower and each other Credit Party acknowledges and expressly agrees that the Term Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents. Neither any Borrower nor any other Credit Party has knowledge of any challenge to the Term Lenders' claims arising under the Loan Documents or the effectiveness of the Loan Documents.
3.    Conditions Precedent to Effectiveness. This Amendment shall be effective as of the date first written above upon satisfaction of the following:

(a)    Agent's receipt of a counterpart hereof duly executed by Borrowers, Credit

Parties and the Required Lenders;

exist; and

(b)	after giving effect to this Amendment, no Default or Event of Default shall

(c)    the representations and warranties of Borrowers and other Credit Parties contained in this Amendment shall be true and accurate in all respects (or, with respect to any representation or warranty that is not otherwise qualified as to materiality, in all material respects).

4.    Representations and Warranties of Borrowers and Other Credit Parties.    The Credit Parties executing this Amendment, jointly and severally, make the following representations and warranties to Agent and each Term Lender with respect to all Credit Parties, each and all of which shall survive the execution and delivery of this Amendment:

(a)    this Amendment has been executed and delivered by duly authorized representatives of each Credit Party, and the Credit Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of each Credit Party, and is enforceable against each Credit Party in accordance with its terms;

(b)    after giving effect to this Amendment, no Default or Event of Default has occurred or is continuing; and

(c)    all of the representations and warranties of each Credit Party contained in the Credit Agreement continue to be true and correct in all material respects as of the date hereof as though made on and as of such date, except to the extent that such representation or warranty expressly relates to an earlier date or except for changes therein expressly permitted or expressly contemplated by the Credit Agreement, as amended hereby.

5.    Effect on the Credit Agreement and other Loan Documents.    Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified, reaffirmed and confirmed. This Amendment shall be deemed to be a Loan Document for all purposes.

6.    Costs and Expenses.    Each Borrower, jointly and severally, agrees to pay on demand all fees, costs and expenses incurred in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees, costs and expenses of counsel for Agent with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder.

7.    Counterparts.    This Amendment may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile or other electronic transmission shall be deemed an original signature hereto.

8.    Governing Law. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest).

[The remainder of the page is intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed under seal by their duly authorized officers, as of the day and year first written above.
BORROWERS:
FURNITURE BRANDS INTERNATIONAL, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     SVP & Chief Financial Officer
BROYHILL FURNITURE INDUSTRIES, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     SVP & Chief Financial Officer
HDM FURNITURE INDUSTRIES, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     SVP & Chief Financial Officer
LANE FURNITURE INDUSTRIES, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     SVP & Chief Financial Officer

MAITLAND-SMITH FURNITURE INDUSTRIES, INC.
By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     SVP & Chief Financial Officer
THOMASVILLE FURNITURE INDUSTRIES, INC.
By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     SVP & Chief Financial Officer

The following Persons are signatories to this Agreement in their capacity as Credit Parties and not as Borrowers.
CREDIT PARTIES:
ACTION TRANSPORT, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     SVP & Chief Financial Officer
BROYHILL HOME FURNISHINGS, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     SVP & Chief Financial Officer
BROYHILL RETAIL, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     SVP & Chief Financial Officer
FURNITURE BRANDS RESOURCE COMPANY, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     SVP & Chief Financial Officer

FURNITURE BRANDS HOLDINGS, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     SVP & Chief Financial Officer
FURNITURE BRANDS OPERATIONS, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     SVP & Chief Financial Officer
HDM RETAIL, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     SVP & Chief Financial Officer
LANE HOME FURNISHINGS RETAIL, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     SVP & Chief Financial Officer
FURNITURE BRANDS HOLDINGS, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     SVP & Chief Financial Officer

THOMASVILLE HOME FURNISHINGS, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     SVP & Chief Financial Officer
THOMASVILLE RETAIL, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     SVP & Chief Financial Officer

AGENT AND LENDERS:
NEXBANK SSB, as Agent
By:         /s/ Jeff Scott
Name:         Jeff Scott
Title:         Vice President

OCM FURN HOLDINGS, L.P.,
as Term Lender

By:         Oaktree Fund GP, LLC
Its:         General Partner

By:         Oaktree Fund GP, I, L.P.
Its:         Managing Member

By:         /s/ David Tanner
Name:         David Tanner
Title:        Authorized Signatory
By:         /s/ Kaj Vazales
Name:         Kaj Vazales
Title:        Authorized Signatory